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                                                              EXHIBIT 23.1

                CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


  As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made part of this Registration Statement on Amendment No. 2 to Form S-1.

Arthur Andersen LLP

Chicago, Illinois

June 12, 1996